EXHIBIT 99.1
Community Capital Bancshares, Inc.  Announces
SEC Deregistration

ALBANY, GA – January 31, 2008 – Community Capital Bancshares, Inc. (the “Company”) today announced that it has notified Nasdaq of its intent to withdraw the Company’s common stock from listing on The Nasdaq Stock Market LLC.  The Company also announced that it intends to deregister the Company’s common stock under Sections 12(b), 12(g) and 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”).  The Company will file the applicable forms with the Securities and Exchange Commission (“SEC”) to delist and deregister its common stock under the Exchange Act no fewer than ten days after the date of its notice to Nasdaq.  As a result, the Company’s obligations to file annual, quarterly and current reports under the Exchange Act will be suspended ten days after such filing with the SEC and its proxy statement,  Section 16 and other Section 12(g) filing responsibilities will terminate effective 90 days after the filing.  However, the Company and its subsidiaries, Albany Bank & Trust, N.A. and AB&T National Bank, will continue to file publicly available reports as to their business, management and financial condition with the Office of Comptroller of the Currency, FDIC and other regulatory agencies.  Additionally, the Company will provide copies of these reports to the Over-the-Counter Bulletin Board (the “OTCBB”), which will allow the Company’s common stock to continue to trade on the OTCBB.  The Company has fewer than 300 shareholders of record, which has enabled the Company to take this action.

In addition to freeing up significant internal resources, management estimates that the cessation of these reporting obligations will result in significant savings in legal, accounting, and administrative expenses and compliance related costs associated with Section 404 of the Sarbanes-Oxley Act.  The Company anticipates that it will save approximately $200,000 in fiscal 2008.  These savings include approximately $125,000 in legal, accounting, and administrative expenses related to its reporting obligations under the Exchange Act and approximately $75,000 in expenses related to compliance with Section 404 of the Sarbanes-Oxley Act beginning in fiscal 2008.  Similar expense savings are also expected in 2009 and beyond.

The Company’s President and Chief Executive Officer, John H. Monk, Jr., stated, “As our management team and board examined the relative advantages and disadvantages of our status as a public company, it became apparent that in view of our limited public float, the relative illiquidity of our stock, and our strategic goals, the compliance costs involved in maintaining that status outweighed the potential benefits of such registration to our shareholders.  We believe this is particularly true given that our stock will continue to trade on the Over-the-Counter Bulletin Board and that information about the Company will continue to be publicly available through our regulatory reports and made available to our shareholders through our website.”

About Community Capital Bancshares
Headquartered in Albany, Georgia, Community Capital Bancshares (Nasdaq ALBY) is the $223 million-asset holding company for Albany Bank & Trust and AB&T National Bank. Albany Bank & Trust has three banking locations in Albany, Georgia, while AB&T National Bank has offices in Dothan, Ala., and Auburn, Ala.

Forward Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”), or in releases made by the Securities and Exchange Commission, all as may be amended from time to time.  Statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of the PSLRA.  Any such forward-looking statements reflect our beliefs and assumptions and are based on information currently available to us.  Forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Risks and uncertainties relating to the effects and implementation of deregistration include the risks that the Company will not realize the anticipated cost savings as a result of deregistration and that the reduction in publicly available information about the Company will decrease the liquidity and market value of the common stock.
These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws.  Any forward-looking statements we make are not guarantees or indicative of future performance.

Any subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth or referred to above.  Except as required by law, we disclaim any obligation to update such statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.